UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 18, 2002
(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Items

Our proxy statement relating to our Annual Meeting of Stockholders to be held on April 22, 2002, which was filed with the Securities and Exchange Commission (the "Commission") inadvertently provided incorrect figures for the Audit Fees and All Other Fees paid to KPMG LLP, our independent accounts for the fiscal year ended December 31, 2001. We have made the following corrections to such fees:

Audit Fees - The correct amounts of the aggregate fees billed for professional services rendered for the audit of out 2001 annual financial statements were $75,200 instead of the $7,560 as reported in our proxy statement.

Financial Information Systems Design and Implementation Fees - We paid no Financial Information Systems Design and Implementation fees for 2001 to our principal accountant, KPMG, LLP.

All Other Fees:

Audit related fees principally for the quarterly review of IRRETI's Form 10-Q, review of registration statements and consents and sixteen property acquisition audits under Rule 3.14 of Regulation S-X were $180,500.

Tax compliance services rendered by KPMG LLP were 32,600.

The Audit Committee has considered whether the provisions of the services covered under "All Other Fees" is compatible with maintaining KPMG LLP's independence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Title: President, Chief Operating Officer, Treasurer, Chief Financial Officer

Date: April 18, 2002